UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS GLOBAL SUSTAINABILITY FUND (Class A, C and I)

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Sustainability Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Sustainability Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global economy. A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period. The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, global equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a return to global recession.

We expect the global economy to continue to expand at a moderate rate, which generally should be good for stocks in most markets. However, in the wake of recent gains we believe that selectivity will become more important.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Global Sustainability Fund’s Class A shares produced a total return of 16.46%, Class C shares returned 16.04% and Class I shares returned 16.64%.1 In comparison, the fund’s benchmark, the Dow Jones Sustainability World Index (“DJSI World Index”), produced a 13.95% total return over the same period.2

Improving economic conditions generally drove stock prices higher in U.S. and international markets during the reporting period.The fund’s returns were higher than its blended benchmark, primarily due to the success of our stock selection strategy in Europe and the United States.

As a side note, investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation. The team members added as portfolio managers include C. Wesley Boggs, Warren Chiang, CFA, Ronald Gala, CFA, Langton Garvin, CFA, and Patrick Slattery, CFA.

The Fund’s Investment Approach

The fund seeks capital growth.To pursue its goal, the fund normally invests primarily in the stocks of companies that have sustainable operating practices and/or produce sustainable products or services and that meet certain fundamental investment criteria. The fund’s investments are focused among the major developed markets of the world, such as the United States, Canada, Japan,Australia, Hong Kong and Western Europe.The fund, however, may invest up to 20% of its assets in emerging markets, but will not invest more than 10% of its assets in any one emerging market country.

We use a proprietary model to rank stocks within geographic regions, countries and economic sectors based on several characteristics, including a measure of the value, growth and financial profile.We then select the stocks that meet the fund’s sustainability and investment criteria.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Improved Economic Confidence Fueled a Market Rally

Investor sentiment improved dramatically in the weeks before the start of the reporting period, when a new round of quantitative easing of U.S. monetary policy helped convince investors that the global economy was unlikely to slip back into recession.A more optimistic investment outlook was reinforced by improvements in U.S. employment and consumer spending, better-than-expected economic data in Europe and higher corporate earnings across a number of geographic regions and industry groups. Later in the fall, the passage of fiscally stimulative U.S. tax legislation lent further support to stock prices.

The stock market rally was interrupted in February, when a wave of political unrest in the Middle East led to sharply higher crude oil prices, and again in March when a devastating earthquake, tsunami and nuclear disaster in Japan threatened one of the world’s largest economies. However, investors proved resilient, and most stock markets had bounced back by the reporting period’s end. In a reversal of the trend over the past several years, developed equity markets generally produced higher returns than emerging markets during the reporting period. In addition, growth stocks typically outperformed their value-oriented counterparts during the reporting period.

Stock Selection Strategy Effective Across Markets

The fund’s security selection strategy proved especially successful in Western Europe, where the fund held little exposure to stocks in markets that were at the epicenter of the region’s sovereign debt crisis. In the Netherlands, diversified manufacturer DSM gained value as the company was able to pass along higher commodity costs to customers in the food and industrial chemicals industries. Several European insurance companies fared well—including Allianz, AXA and Aegon—as rising equity markets bolstered financial results.

In the United States, the fund benefited from fortunate timing in the sale of networking giant Cisco Systems, which subsequently declined due to intensifying competitive pressures.Top U.S. performers included technology consulting services provider International Business Machines and, in the health care sector, insurers UnitedHealth Group and Humana.The managed care insurers benefited from cost containment efforts and rising enrollment as the U.S. unemployment rate moderated.

Although Japan’s stock market suffered due to the nation’s natural and nuclear disasters, the fund received a positive contribution to relative performance from machinery producer Komatsu, which benefited from strong export demand.

Disappointments during the reporting period included unfortunate timing in the purchase of Canadian mining company Teck Resources in the midst of volatility in coal and copper prices. In the Pacific Rim,Australia & New Zealand Banking Group lagged market averages when investors turned to commodities-oriented stocks. Finally, the fund did not own some of the reporting period’s better performers in the materials sector.

Positioned for a More Selective Market Environment

Although a number of headwinds remain, we currently expect the global economic recovery to persist. However, we believe that investors are likely to become more selective, favoring companies that can produce consistent revenues and earnings in a moderately growing global economy. In our judgment, our bottom-up security selection process may be particularly well suited to an environment in which investors focus more on valuations and underlying business fundamentals than macroeconomic trends.

May 16, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Dow Jones Sustainability World Index (DJSI World)
covers the top 10% of the biggest 2,500 companies in the Dow Jones Global Total Stock
Market Index in terms of economic, environmental and social criteria Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Sustainability Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$5.90	$9.91	$4.57
Ending value (after expenses)	$1,164.60	$1,160.40	$1,166.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$5.51	$9.25	$4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

Common Stocks—94.6%	Shares	Value ($)
Australia—7.9%
Australia & New Zealand Banking Group	5,360	142,353
BHP Billiton	4,673	234,743
Rio Tinto	1,735	156,341
Stockland	4,433	18,367
Woodside Petroleum	1,748	89,668
		641,472
Canada—2.0%
Canadian Imperial Bank of Commerce	712	61,531
EnCana	3,148	105,521
		167,052
Finland—1.3%
Kesko, Cl. B	1,989	103,258
France—6.5%
AXA	3,547	79,593
BNP Paribas	819	64,814
Christian Dior	764	122,609
Total	3,656	234,040
Unibail-Rodamco	132[a]	30,881
		531,937
Germany—3.6%
Allianz	1,292	203,421
Muenchener Rueckversicherungs	523	86,334
		289,755
Hong Kong—.9%
MTR	19,500	71,057
Italy—5.5%
Enel	22,910	163,354
ENI	7,010	187,411
STMicroelectronics	4,010	47,337
Telecom Italia	34,543	52,033
		450,135
Japan—4.5%
Aeon	5,000	60,038
Denso	800	26,688

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Fujitsu	1,700	9,662
Komatsu	2,800	98,034
Marubeni	6,400	46,236
Mitsubishi	900	24,177
Sekisui Chemical	7,000	58,164
Sumitomo	2,000	27,295
Toshiba	3,600	18,951
		369,245
Netherlands—3.3%
Aegon	9,705[a]	77,062
Koninklijke Ahold	6,267	87,988
Koninklijke DSM	1,530	105,490
		270,540
Norway—2.1%
Statoil	3,744	109,538
Telenor	3,328	57,501
		167,039
South Korea—2.1%
POSCO	80	34,937
Samsung Electronics	123	102,495
Samsung SDI	169	30,200
		167,632
Spain—3.9%
Banco Santander	9,522	121,601
Criteria Caixacorp	7,218	53,294
Endesa	4,000	139,436
		314,331
Sweden—1.4%
Volvo, Cl. B	5,728	112,428
Switzerland—4.7%
Credit Suisse Group	1,850	84,073
Nestle	1,321	82,009
Roche Holding	1,330	215,721
		381,803

Common Stocks (continued)	Shares	Value ($)
United Kingdom—15.3%
AstraZeneca	3,621	180,844
BT Group	53,721	175,696
Firstgroup	13,204	71,613
HSBC Holdings	15,954	174,655
Rio Tinto	3,227	235,012
Schroders	4,388	139,113
Tesco	8,553	57,653
Unilever	3,507	113,760
Vodafone Group	5,210	14,933
Xstrata	3,398	86,358
		1,249,637
United States—29.6%
Abbott Laboratories	1,700	88,468
Alcoa	5,700	96,900
Becton Dickinson & Co.	1,580	135,785
Citigroup	15,700[a]	72,063
General Electric	14,200	290,390
H&R Block	6,000	103,740
H.J. Heinz	1,800	92,214
Hewlett-Packard	3,700	149,369
Humana	1,900	144,628
Intel	10,277	238,324
International Business Machines	1,200	204,696
Johnson & Johnson	2,308	151,682
McGraw-Hill	2,200	89,034
MeadWestvaco	1,200	40,428
Owens Corning	4,000[a]	151,360
ProLogis Trust	1,900[b]	30,951
State Street	1,100	51,205
Symantec	5,092[a]	100,058
UnitedHealth Group	3,700	182,151
		2,413,446
Total Common Stocks
(cost $6,089,722)		7,700,767

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—4.6%	Shares	Value ($)
Brazil—1.5%
Banco Bradesco	6,050	120,792
Germany—3.1%
Henkel & Co.	1,495	101,815
Volkswagen	754	148,533
		250,348
Total Preferred Stocks
(cost $267,859)		371,140

Total Investments (cost $6,357,581)	99.2%	8,071,907
Cash and Receivables (Net)	.8%	67,722
Net Assets	100.0%	8,139,629

a	Non-income producing security.
b	Investment in real estate investment trust.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial Services	19.8	Energy	8.9
Materials	13.7	Consumer Staples	6.6
Consumer Discretionary	11.9	Telecommunications	3.7
Health Care	10.9	Utilities	3.7
Information Technology	10.5
Industrial	9.5		99.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		6,357,581	8,071,907
Cash			67,674
Cash denominated in foreign currencies		9,700	9,840
Dividends and interest receivable			29,389
Prepaid expenses			20,317
Due from The Dreyfus Corporation and affiliates—Note 3(c)			6,845
			8,205,972
Liabilities ($):
Accrued expenses			66,343
Net Assets ($)			8,139,629
Composition of Net Assets ($):
Paid-in capital			5,989,945
Accumulated undistributed investment income—net			28,660
Accumulated net realized gain (loss) on investments			404,787
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			1,716,237
Net Assets ($)			8,139,629

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	5,829,332	740,151	1,570,146
Shares Outstanding	347,184	44,292	93,417
Net Asset Value Per Share ($)	16.79	16.71	16.81

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $8,242 foreign taxes withheld at source):
Unaffiliated issuers	103,871
Affiliated issuers	6
Total Income	103,877
Expenses:
Management fee—Note 3(a)	19,159
Auditing fees	25,463
Registration fees	18,038
Shareholder servicing costs—Note 3(c)	8,348
Trustees’ fees and expenses—Note 3(d)	7,763
Legal fees	4,578
Prospectus and shareholders’ reports	4,042
Distribution fees—Note 3(b)	2,499
Custodian fees—Note 3(c)	1,209
Loan commitment fees—Note 2	46
Miscellaneous	18,832
Total Expenses	109,977
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(67,388)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	42,586
Investment Income—Net	61,291
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	405,756
Net realized gain (loss) on forward foreign currency exchange contracts	1,062
Net Realized Gain (Loss)	406,818
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	712,143
Net Realized and Unrealized Gain (Loss) on Investments	1,118,961
Net Increase in Net Assets Resulting from Operations	1,180,252

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	61,291	135,904
Net realized gain (loss) on investments	406,818	673,142
Net unrealized appreciation
(depreciation) on investments	712,143	26,042
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,180,252	835,088
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(79,424)	(52,442)
Class C Shares	(5,244)	(2,400)
Class I Shares	(30,427)	(25,476)
Net realized gain on investments:
Class A Shares	(453,805)	(142,577)
Class C Shares	(55,867)	(17,400)
Class I Shares	(150,334)	(57,420)
Total Dividends	(775,101)	(297,715)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	167,016	299,920
Class C Shares	35,780	24,943
Class I Shares	13,940	355,776
Dividends reinvested:
Class A Shares	30,262	4,526
Class C Shares	2,611	—
Class I Shares	105,191	53,834
Cost of shares redeemed:
Class A Shares	(25,733)	(163,116)
Class I Shares	(712,425)	(300,327)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(383,358)	275,556
Total Increase (Decrease) in Net Assets	21,793	812,929
Net Assets ($):
Beginning of Period	8,117,836	7,304,907
End of Period	8,139,629	8,117,836
Undistributed investment income—net	28,660	82,464

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Share Transactions:
Class A
Shares sold	10,495	20,221
Shares issued for dividends reinvested	2,036	297
Shares redeemed	(1,634)	(11,196)
Net Increase (Decrease) in Shares Outstanding	10,897	9,322
Class C
Shares sold	2,331	1,785
Shares issued for dividends reinvested	176	—
Net Increase (Decrease) in Shares Outstanding	2,507	1,785
Class I
Shares sold	885	23,413
Shares issued for dividends reinvested	7,074	3,544
Shares redeemed	(45,855)	(20,674)
Net Increase (Decrease) in Shares Outstanding	(37,896)	6,283

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2011	Year Ended October 31,
Class A Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.94	14.85	12.50
Investment Operations:
Investment income—net[b]	.13	.27	.26
Net realized and unrealized
gain (loss) on investments	2.29	1.42	2.12
Total from Investment Operations	2.42	1.69	2.38
Distributions:
Dividends from investment income—net	(.23)	(.16)	(.03)
Dividends from net realized gain on investments	(1.34)	(.44)	—
Total Distributions	(1.57)	(.60)	(.03)
Net asset value, end of period	16.79	15.94	14.85
Total Return (%)[c]	16.46[d]	11.54	19.05[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.87[e]	3.76	5.60[e]
Ratio of net expenses to average net assets	1.10[e]	1.10	1.10[e]
Ratio of net investment income
to average net assets	1.61[e]	1.80	2.32[e]
Portfolio Turnover Rate	36.82[d]	99.01	50.92[d]
Net Assets, end of period ($ x 1,000)	5,829	5,360	4,855

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2011	Year Ended October 31,
Class C Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.82	14.76	12.50
Investment Operations:
Investment income—net[b]	.07	.15	.18
Net realized and unrealized
gain (loss) on investments	2.29	1.41	2.10
Total from Investment Operations	2.36	1.56	2.28
Distributions:
Dividends from investment income—net	(.13)	(.06)	(.02)
Dividends from net realized gain on investments	(1.34)	(.44)	—
Total Distributions	(1.47)	(.50)	(.02)
Net asset value, end of period	16.71	15.82	14.76
Total Return (%)[c]	16.04[d]	10.75	18.21[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.62[e]	4.52	6.36[e]
Ratio of net expenses to average net assets	1.85[e]	1.85	1.85[e]
Ratio of net investment income
to average net assets	.87[e]	1.04	1.58[e]
Portfolio Turnover Rate	36.82[d]	99.01	50.92[d]
Net Assets, end of period ($ x 1,000)	740	661	590

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

	Six Months Ended
	April 30, 2011	Year Ended October 31,
Class I Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.97	14.87	12.50
Investment Operations:
Investment income—net[b]	.14	.31	.25
Net realized and unrealized
gain (loss) on investments	2.31	1.42	2.15
Total from Investment Operations	2.45	1.73	2.40
Distributions:
Dividends from investment income—net	(.27)	(.19)	(.03)
Dividends from net realized gain on investments	(1.34)	(.44)	—
Total Distributions	(1.61)	(.63)	(.03)
Net asset value, end of period	16.81	15.97	14.87
Total Return (%)	16.64[c]	11.84	19.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.58[d]	3.51	5.31[d]
Ratio of net expenses to average net assets	.85[d]	.85	.85[d]
Ratio of net investment income
to average net assets	1.85[d]	2.07	2.15[d]
Portfolio Turnover Rate	36.82[c]	99.01	50.92[c]
Net Assets, end of period ($ x 1,000)	1,570	2,097	1,860

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Sustainability Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A and 40,000 Class C and 40,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

   Level 1—unadjusted quoted prices in active markets for identical investments.

   Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	2,413,446	—	—	2,413,446
Equity Securities—
Foreign†	5,658,461	—	—	5,658,461

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlement, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

Affiliated
Investment	Value			Value		Net
Company 10/31/2010 ($)		Purchases ($)	Sales ($)	4/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	60,000	—	60,000	—		—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each of the tax years in the two-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $297,715. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2012, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $67,388 during the period ended April 30, 2011.

During the period ended April 30, 2011, the Distributor retained $201 from commissions earned on sales of the fund’s Class A shares.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .23% of the value of the fund’s average daily net assets, payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class C shares were charged $2,499 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A and Class C shares were charged $6,683 and $833, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $543 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $37 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $1,209 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due fromThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $3,202, Rule 12b-1 distribution plan fees $434, shareholder services plan fees $1,291, custodian fees $1,739, chief compliance officer fees $2,481 and transfer agency per account fees $124, which are offset against an expense reimbursement currently in effect in the amount of $16,116.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2011, amounted to $2,852,094 and $3,970,862, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At April 30, 2011, there were no forward contracts outstanding.

At April 30, 2011, accumulated net unrealized appreciation on investments was $1,714,326, consisting of $1,734,837 gross unrealized appreciation and $20,511 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: June 13, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)